                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant of Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): DECEMBER 15, 2000
                                                         -----------------



                         N.U. PIZZA HOLDING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



       NEVADA                      0-19522                    95-3656327
       ------                      -------                    ----------
   (State or other               (Commission               (IRS Employer
   jurisdiction of               File Number)              Identification No.)
   of incorporation)



           3550 WILSHIRE BOULEVARD, SUITE 1725, LOS ANGELES, CA 90010
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (213) 252-9991
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS.


(a)      (i)  A 50-for-1 reverse split became effective as of December 15,
              2000. The Company's new symbol is NUPZ and the new Cusip number is 629432204.

(a)      (ii) At a Board of Directors meeting held on December 14, 2000,
              Director Michael L. Lorella resigned his directorship with the Company and the Company accepted his resignation effective as of 12:00 A.M. on December 15, 2000.

(a)      (iii)The Board of Directors issued options to three key employees and one consultant to purchase a total of 1.6 Million post-split shares (400,000 per individual) at an exercise price of $.10 post- split.



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Business Acquired

        Not Applicable

(b)     Pro Forma Financial Information

        Not Applicable

(c)     Exhibits

        Not Applicable


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       N.U. PIZZA HOLDING CORPORATION

DATE: December 15, 2000                /s/ DANIEL ROUSE
                                       ----------------
                                       Daniel Rouse
                                       President